Exhibit 10.16


                                  AMENDMENT TO
                COMPENSATION AND DEFERRED COMPENSATION AGREEMENT
                                     BETWEEN
                    COMCAST CORPORATION AND RALPH J. ROBERTS
                    ----------------------------------------


     This Amendment is made this ______ day of _____________ , 2002, by and between Comcast Corporation, a Pennsylvania corporation (the "Company") and Ralph J. Roberts ("Roberts").


                                    RECITALS
                                    --------

     WHEREAS, Roberts and the Company entered into an amended and restated Compensation and Deferred Compensation Agreement effective August 31, 1998 (the "Agreement"); and

     WHEREAS, Roberts and the Company amended the Agreement by Amendment dated as of August 19, 1999, and further amended the Agreement by Amendment dated as of June 5, 2001 (the Agreement as thus amended by both Amendments being referred to herein as the "Amended Agreement"); and


     WHEREAS, the Company desires to further modify the provisions of the Amended Agreement concerning the payment of bonuses in connection with certain split-dollar life insurance arrangements between Roberts and the Company; and


     WHEREAS, Roberts is agreeable to accepting the Company's proposed modifications to the Amended Agreement;

     NOW THEREFORE, in consideration of the foregoing and of the provisions set forth herein, the parties agree as follows:

     1.Section 7.1 of the Amended Agreement is modified by replacing clause (a) of the first sentence thereof with the following new clause (a): "(a) pay the bonuses described in Section 7.2 hereof; and".


     2.Section 7.2.1 of the Amended Agreement is replaced with the following new
Section 7.2.1:

               7.2.1 at least thirty (30) days before the beginning of each policy year for an Insurance Policy during the joint lifetimes of Roberts and his spouse and during the lifetime of the survivor of them, the Company shall pay to Roberts if he is living, otherwise to his spouse if she is living, as a bonus (a "Premium Bonus"), an amount equal to the economic benefit of the insurance protection provided under the Policy and the applicable Split-Dollar Arrangement for that policy year on the life or lives of such as are then living of Roberts and his spouse, regardless of whether or not the issuer of the Policy requires that a premium be paid to such issuer for such policy year. The economic benefit referred to in the preceding sentence shall be the lesser of (i) the value of current life insurance protection as determined using the P.S. 58 rates set forth by the Internal Revenue Service in Revenue Ruling 55-747, 1955-2 C.B. 228, modified as appropriate to reflect that such insurance protection is on the joint lives of Roberts and his spouse and that the death benefit under the Policy is payable only upon the death of the second-to-die of them, and (ii) if such insurance protection is available from the issuer of the Policy as term insurance, the premium for such insurance protection as

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

          determined by reference to such issuer's current published premium rate for initial issue one-year term life insurance protection available to all standard risks; and"


     3.Section 7.2.2 of the Amended Agreement is modified by inserting the words, "to Roberts if he is then living, to his spouse if he is not then living but she is then living, or to the personal representatives of the second-to-die of them if neither of them is then living," after the words "the Company shall pay" and before the words "an additional" in the second line thereof.

     4.The parties hereby confirm that the terms "Split-Dollar Arrangement" and "Split-Dollar Arrangements" as used in the Amended Agreement shall include all those Split-Dollar Insurance Agreements which pertain to policies of insurance which are owned by the following trusts: (a) the Trust of Ralph J. Roberts dated November 30, 1976, (b) the Trust of Ralph J. Roberts and Suzanne F. Roberts dated June 10, 1992, (c) the 1994-2 Trust of Ralph J. Roberts and Suzanne F. Roberts dated July 22, 1994, (d) the Trust of Ralph J. Roberts dated December 19, 1995, and (e) the Trust of Ralph J. Roberts and Suzanne F. Roberts dated January 13, 1998.

     5.Except as amended hereby, the Amended Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                                    Comcast Corporation

                                    By: ___________________________
                                        Title:

                                    _______________________________
                                    Ralph J. Roberts


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